UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 1, 2008


                             ENERGAS RESOURCES INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                        0-33259               73-1620724
----------------------------     ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

                           800 Northeast 63rd Street,
                          Oklahoma City, Oklahoma 73105
                  ------------- ------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (405) 879-1752
                                                           --------------

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

     On August 1, 2008, Murrell, Hall, McIntosh & Co. PLLP ("MHM") resigned as the Company's independent registered public accounting firm. MHM recently entered into an agreement with Eide Bailly LLP ("Eide Bailly"), pursuant to which Eide Bailly acquired the operations of MHM, and certain of the professional staff and shareholders of MHM joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. On September 9, 2008, the Company, through and with the approval of its Board of Directors, engaged Eide Bailly as its independent registered public accounting firm.

     Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company's financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

     The reports of MHM regarding the Company's financial statements for the fiscal years ended January 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports of MHM for those fiscal years were qualified with respect to uncertainy as to the Company's ability to continue as a going concern. During the years ended January 31, 2008 and 2007, and during the period from January 31, 2008 through August 1, 2008, the date of resignation, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MHM would have caused it to make reference to such disagreement in its reports.

     The Company provided MHM with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated September 9, 2008, is filed as Exhibit 16 to this report.

Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

16        Letter from Murrell, Hall, McIntosh & Co. PLLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 10, 2008.

                                 ENERGAS RESOURCES INC.



                                 By:  /s/ George G. Shaw
                                      ----------------------------------------
                                      George G. Shaw, President

                                   EXHIBIT 16

September 10, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Dear Ladies and Gentlemen:

We are the former independent registered public accounting firm for Energas Resources, Inc. (the "Company"). We have read the Company's disclosure set forth in Item 4.01 "Changes in Registrant's Certifying Accountant" of the Company's Current Report on Form 8-K dated August 10, 2008 (the "Current Report") and are in agreement with the disclosure in the Current Report, insofar as it pertains to our firm.


Sincerely,


/s/ Murrell, Hall, McIntosh & Co. PLLP


Oklahoma City, Oklahoma